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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                 SCHEDULE 14A

                                (RULE 14a-101)

                    Information Required in Proxy Statement

                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
             Securities Exchange Act of 1934 (Amendment No.______)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                        Metropolitan Series Fund, Inc.
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               (Name of Registrant as Specified In Its Charter)

  --------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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                          IMPORTANT NOTICE REGARDING
          THE METROPOLITAN SERIES FUND, INC. VOTING INSTRUCTION CARD

Dear Shareholder:

You recently received a Proxy Statement and Voting Instruction Card ("Card") for the Metropolitan Series Fund, Inc. Shareholder Meeting to be held on April 28, 2006 at 2:00PM Eastern Time. We have determined that there is a typo in Proposal 3B on the Card. The word "ELIMINATE" should be replaced with the word "REVISE".

We will process your previously submitted voting instruction based on the language found in the Proxy Statement. IF YOU ARE STILL SATISFIED WITH THE VOTING INSTRUCTION THAT YOU PROVIDED, NO ACTION IS REQUIRED. If you wish to change your vote for this proposal, a corrected Card is enclosed. The Card also indicates how you can vote via the Internet, telephone or facsimile.

We thank you for your assistance in this matter.

METLIFE

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VOTING INSTRUCTION        METROPOLITAN SERIES FUND, INC.     VOTING INSTRUCTION
               501 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116

[INSURANCE COMPANY NAME DROP-IN]

The undersigned hereby instructs the above reference Insurance Company that issued the variable insurance contract or policy (the "Company") to vote the shares of Metropolitan Series Fund, Inc. (the "Fund"), as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, at 2:00 p.m. Eastern Time on April 28, 2006, and at any adjournments thereof.

THE COMPANY AND THE BOARD OF TRUSTEES OF THE TRUST SOLICIT YOUR VOTING INSTRUCTIONS and recommend that you instruct the Company to vote "FOR" the Proposal. The Company will vote the appropriate number of Portfolio shares pursuant to the instructions given. IF NO INSTRUCTION IS SET FORTH ON A RETURNED FORM AS TO THE PROPOSAL, THE COMPANY WILL VOTE FOR THE PROPOSAL.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-866-235-4258
                            VOTE VIA FACSIMILE: 1-888-796-9932
                            999 9999 9999 999                          1234 5678

                            NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title. If you are signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.


                            --------------------------------------------------
                            Signature


                            --------------------------------------------------
                            Signature of joint owner, if any


                            --------------------------------------------------
                            Date                                     MSF_16109

PORTFOLIO                                 PORTFOLIO
Fundname Drop-In 1                        Fundname Drop-In 2
Fundname Drop-In 3                        Fundname Drop-In 4
Fundname Drop-In 5                        Fundname Drop-In 6
Fundname Drop-In 7                        Fundname Drop-In 8

[ ] To vote FOR ALL Portfolios on ALL Proposals mark this box. (No other vote is necessary.)

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE: [ ]

1.  ELECTION OF BOARD OF DIRECTORS:                                       FOR ALL WITHHOLD ALL FOR ALL EXCEPT
    01 Hugh C. McHaffie  02. Arthur G. Typermass     03. Steven A. Garban   [ ]       [ ]           [ ]
    04. Linda B. Strumpf 05. Michael S. Scott Morton 06. H. Jesse Arnelle
    07. Nancy Hawthorne  08. John T. Ludes           09. Frances M. Hawk

To withhold authority to vote for any individual nominee, mark the, "For All Except" box and write the nominee's number and name on the line provided below.

--------------------------------------

2. TO APPROVE AN AMENDMENT TO THE ADVISORY AGREEMENT BETWEEN THE FUND, ON BEHALF OF MFS TOTAL RETURN, AND THE MANAGER.

                         FOR AGAINST ABSTAIN
Fundname Drop-In 1       [ ]   [ ]     [ ]

3A. TO REVISE THE FUNDAMENTAL INVESTMENT RESTRICTIONS RELATING TO BORROWING.

[ ] To vote all Portfolios FOR; [ ] to vote all Portfolios AGAINST; [ ] to ABSTAIN votes for all Portfolios; or vote separately by Portfolio below.

                    FOR AGAINST ABSTAIN                    FOR AGAINST ABSTAIN
 Fundname Drop In 1 [ ]   [ ]     [ ]   Fundname Drop In 2 [ ]   [ ]     [ ]
 Fundname Drop In 3 [ ]   [ ]     [ ]   Fundname Drop In 4 [ ]   [ ]     [ ]
 Fundname Drop In 5 [ ]   [ ]     [ ]   Fundname Drop In 6 [ ]   [ ]     [ ]
 Fundname Drop In 7 [ ]   [ ]     [ ]   Fundname Drop In 8 [ ]   [ ]     [ ]

3B. TO REVISE THE FUNDAMENTAL INVESTMENT RESTRICTIONS RELATING TO UNDERWRITING
    OF SECURITIES.

[ ] To vote all Portfolios FOR; [ ] to vote all Portfolios AGAINST; [ ] to ABSTAIN votes for all Portfolios; or vote separately by Portfolio below.

                   FOR AGAINST ABSTAIN                    FOR AGAINST ABSTAIN
Fundname Drop In 1 [ ]   [ ]     [ ]   Fundname Drop In 2 [ ]   [ ]     [ ]
Fundname Drop In 3 [ ]   [ ]     [ ]   Fundname Drop In 4 [ ]   [ ]     [ ]
Fundname Drop In 5 [ ]   [ ]     [ ]   Fundname Drop In 6 [ ]   [ ]     [ ]
Fundname Drop In 7 [ ]   [ ]     [ ]   Fundname Drop In 8 [ ]   [ ]     [ ]

3C. TO REVISE THE FUNDAMENTAL INVESTMENT RESTRICTIONS RELATING TO ISSUANCE OF
    SENIOR SECURITIES.

[ ] To vote all Portfolios FOR; [ ] to vote all Portfolios AGAINST; [ ] to ABSTAIN votes for all Portfolios; or vote separately by Portfolio below.

                    FOR AGAINST ABSTAIN                    FOR AGAINST ABSTAIN
 Fundname Drop In 1 [ ]   [ ]     [ ]   Fundname Drop In 2 [ ]   [ ]     [ ]
 Fundname Drop In 3 [ ]   [ ]     [ ]   Fundname Drop In 4 [ ]   [ ]     [ ]
 Fundname Drop In 5 [ ]   [ ]     [ ]   Fundname Drop In 6 [ ]   [ ]     [ ]
 Fundname Drop In 7 [ ]   [ ]     [ ]   Fundname Drop In 8 [ ]   [ ]     [ ]

3D. TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTIONS RELATING TO OPTIONS.

[ ] To vote all Portfolios FOR; [ ] to vote all Portfolios AGAINST; [ ] to ABSTAIN votes for all Portfolios; or vote separately by Portfolio below.

                    FOR AGAINST ABSTAIN                    FOR AGAINST ABSTAIN
 Fundname Drop In 1 [ ]   [ ]     [ ]   Fundname Drop In 2 [ ]   [ ]     [ ]
 Fundname Drop In 3 [ ]   [ ]     [ ]   Fundname Drop In 4 [ ]   [ ]     [ ]
 Fundname Drop In 5 [ ]   [ ]     [ ]   Fundname Drop In 6 [ ]   [ ]     [ ]
 Fundname Drop In 7 [ ]   [ ]     [ ]   Fundname Drop In 8 [ ]   [ ]     [ ]

3E. TO REVISE THE FUNDAMENTAL INVESTMENT RESTRICTIONS RELATING TO MAKING LOANS.

[ ] To vote all Portfolios FOR; [ ] to vote all Portfolios AGAINST; [ ] to ABSTAIN votes for all Portfolios; or vote separately by Portfolio below.

                   FOR AGAINST ABSTAIN                     FOR  AGAINST ABSTAIN
Fundname Drop In 1 [ ]   [ ]     [ ]   Fundname Drop In 2   [ ]    [ ]    [ ]
Fundname Drop In 3 [ ]   [ ]     [ ]   Fundname Drop In 4   [ ]    [ ]    [ ]
Fundname Drop In 5 [ ]   [ ]     [ ]   Fundname Drop In 6   [ ]    [ ]    [ ]
Fundname Drop In 7 [ ]   [ ]     [ ]   Fundname Drop In 8   [ ]    [ ]    [ ]

3F. TO REVISE THE FUNDAMENTAL INVESTMENT RESTRICTIONS RELATING TO REAL ESTATE.

[ ] To vote all Portfolios FOR; [ ] to vote all Portfolios AGAINST; [ ] to ABSTAIN votes for all Portfolios; or vote separately by Portfolio below.

                   FOR AGAINST ABSTAIN                     FOR  AGAINST ABSTAIN
Fundname Drop In 1 [ ]   [ ]     [ ]   Fundname Drop In 2   [ ]    [ ]    [ ]
Fundname Drop In 3 [ ]   [ ]     [ ]   Fundname Drop In 4   [ ]    [ ]    [ ]
Fundname Drop In 5 [ ]   [ ]     [ ]   Fundname Drop In 6   [ ]    [ ]    [ ]
Fundname Drop In 7 [ ]   [ ]     [ ]   Fundname Drop In 8   [ ]    [ ]    [ ]

3G. TO REVISE THE FUNDAMENTAL INVESTMENT RESTRICTIONS RELATING TO INDUSTRY
    CONCENTRATION.

[ ] To vote all Portfolios FOR; [ ] to vote all Portfolios AGAINST; [ ] to ABSTAIN votes for all Portfolios; or vote separately by Portfolio below.

                   FOR AGAINST ABSTAIN                     FOR  AGAINST ABSTAIN
Fundname Drop In 1 [ ]   [ ]     [ ]   Fundname Drop In 2   [ ]    [ ]    [ ]
Fundname Drop In 3 [ ]   [ ]     [ ]   Fundname Drop In 4   [ ]    [ ]    [ ]
Fundname Drop In 5 [ ]   [ ]     [ ]   Fundname Drop In 6   [ ]    [ ]    [ ]
Fundname Drop In 7 [ ]   [ ]     [ ]   Fundname Drop In 8   [ ]    [ ]    [ ]

3H. TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTIONS RELATING TO FOREIGN
    SECURITIES.

[ ] To vote all Portfolios FOR; [ ] to vote all Portfolios AGAINST; [ ] to ABSTAIN votes for all Portfolios; or vote separately by Portfolio below.

                   FOR AGAINST ABSTAIN                     FOR  AGAINST ABSTAIN
Fundname Drop In 1 [ ]   [ ]     [ ]   Fundname Drop In 2   [ ]    [ ]    [ ]
Fundname Drop In 3 [ ]   [ ]     [ ]   Fundname Drop In 4   [ ]    [ ]    [ ]
Fundname Drop In 5 [ ]   [ ]     [ ]   Fundname Drop In 6   [ ]    [ ]    [ ]
Fundname Drop In 7 [ ]   [ ]     [ ]   Fundname Drop In 8   [ ]    [ ]    [ ]

3I. TO REVISE THE FUNDAMENTAL INVESTMENT RESTRICTIONS RELATING TO COMMODITIES.

[ ] To vote all Portfolios FOR; [ ] to vote all Portfolios AGAINST; [ ] to ABSTAIN votes for all Portfolios; or vote separately by Portfolio below.

                   FOR AGAINST ABSTAIN                     FOR  AGAINST ABSTAIN
Fundname Drop In 1 [ ]   [ ]     [ ]   Fundname Drop In 2   [ ]    [ ]    [ ]
Fundname Drop In 3 [ ]   [ ]     [ ]   Fundname Drop In 4   [ ]    [ ]    [ ]
Fundname Drop In 5 [ ]   [ ]     [ ]   Fundname Drop In 6   [ ]    [ ]    [ ]
Fundname Drop In 7 [ ]   [ ]     [ ]   Fundname Drop In 8   [ ]    [ ]    [ ]

  PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTIONS FORM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE
    PRESENT AT THE MEETING. YOU CAN ALSO VOTE BY PHONE OR ELECTRONICALLY BY FOLLOWING THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED INSTRUCTION SLIP.
            YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.